SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934.


                Date of Report (Date of earliest event reported):

                                  MAY 12, 1999


                            BUFFALO CAPITAL IV, LTD.
             (Exact name of registrant as specified in its charter)

                                Commission File Number:  0-21955

COLORADO                                                84-1356427
(State or other jurisdiction                    (I.R.S. Employer
of incorporation or                             Identification No.)
organization)


583 San Mateo Avenue
San Bruno, CA  94066
__________________________________________
Address of principal executive offices

Registrant's telephone number:  (650) 588-2678


7331 S. Meadow Court,
Boulder, CO  80301
________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a)     On May 12, 1999, a change in control of the Company
occurred, in conjunction with closing under a Reorganization and
Stock Purchase Agreement.  On that date, the Company first
completed a 3.5:1 forward split, increasing its issued and outstanding shares of common stock from 1,260,000 to 4,410,000. Following that forward split, the Company issued 6,590,000 newly issued shares of common stock from the Company to Scott L. Kelly, trustee of the Kelly Family Trustee, and Administrative Systems Corp. ("ASC"),
solely in exchange for 2,500 shares of M & A West, Incorporated, constituting all issued and outstanding shares of common stock of M
& A West, Incorporated   As a result of that transaction, M & A
West, Incorporated became a wholly owned subsidiary of the Company.

        Also on May 12, 1999, persons deisgnated by M & A West,
Incorporated purchased a total of 986,220 shares from Mark DiSalvo, a principal shareholder of the Company.

        On May 13, 1999, certain persons, who are not affiliates of M & A West, Incorporated, purchased an additional 2,983,780 shares, or approximately 27.13%, from the Company.

        As a result of these transactions, the Company now has 11,000,000 issued and outstanding common stock, of which 7,576,220 shares, or approximately 68.6%, are owned by Scott L. Kelly, Trustee of the Kelly Family Trust and ASC. Persons who were previously shareholders of the Company own a total of 440,000 shares or approximately 4%.

        M & A West, Incorporated is engaged in the business of investor relations, and will continue its existing operations as a wholly owned subsidiary.

        In conjunction with the change in ownership of a controlling interest in the stock of the registrant, the previous officers and directors of the registrant resigned and appointed new officers and directors designated by the purchasers. The newly appointed officers and directors are:

Name                            Position
Scott L. Kelly                President/Director
Zahra Gilak         Secretary/Treasurer/Director


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Audited Financial Statements from M & A West
Incorporated are not available as of the date of this report on Form 8-
K. Such Financial Statements will be filed as soon as is reasonably possible, but in no event later than 60 days from the date of this report on Form 8-k.

        (c)  Exhibit (99.1) - Reorganization and Stock Purchase
Agreement.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BUFFALO CAPITAL IV, LTD.
(Registrant)


May 13, 1999
(Date)

/s/(Signature)*
Grant W. Peck, President

*Print name and title of signing officer under signature.

Exhibit (99.1) -

REORGANIZATION AND STOCK PURCHASE AGREEMENT

        This REORGANIZATION AND STOCK PURCHASE
AGREEMENT dated as of April 19 1999 (this "AGREEMENT") is by and between BUFFALO CAPITAL IV, LTD., a Colorado
Corporation ("BCI"), shareholders of BCI who are or will be the owners of or otherwise represent at least SEVENTY FIVE PER
CENT (75%) of all the issued and outstanding common stock (the "SHAREHOLDERS"), M & A WEST, INCORPORATED, a Nevada Corporation ("MAC") and ROBERT BRYAN ("RGB"). BCI acknowledges and agrees that the terms and provisions of this AGREEMENT, including without limitation the shares of stock transferable hereunder, may be assigned by MAC, or RGB.

        BCI was incorporated in the state of Colorado on August 28, 1996. Its authorized capital consist of 100,000,000 shares of common stock, no par value and 10,000,000 shares of Preferred stock, no par value. As of the effective date of this AGREEMENT, BCI has issued and outstanding 1,260,000 common shares (the "OUTSTANDING
SHARES") (BCI agrees to a 3.5 to 1 forward stock split required per this agreement which will result in 4,410,000 issued and outstanding
). BCI has no shares of preferred stock outstanding and will have no outstanding options, warrants, rights or other contractual arrangements relating to the ability or requirement to issue any additional shares of common or preferred stock (giving effect to cancellation of 4,830,000 Class A warrants and 2,415,000 Class B warrants entitling the holder to purchase one share of stock for $ 2.00 and $4.00 respectively, as required by this agreement).

        The respective boards of Directors of BCI, MAC, RGB, and the SHAREHOLDERS deem it advisable and in the best interests of their corporations and shareholders of their corporations that MAC and RGB acquire securities of BCI in accordance with the terms and conditions of this AGREEMENT.

        1. PLAN OF REORGANIZATION. The SHAREHOLDERS signing this agreement are the owners of or otherwise represent not less than 75% of the OUTSTANDING SHARES of BCI which the SHAREHOLDERS represent is a sufficient majority to carry any vote for approval of this AGREEMENT under the corporate law of the state of Colorado, the Articles of Incorporation of BCI, and the By-laws of BCI. At the closing the shareholders of MAC and or assigns shall acquire 986,220 of the existing common shares from shareholders of BCI (restricted) and 6,590,000 common shares (The "New Shares") from treasury for a total of 7,576,220 common shares. At the closing RGB and or assigns shall acquire 110,000 of the existing common shares from shareholders of BCI.

        2. CONSIDERATION. Consideration shall be

        (a) the exchange of all the issued and outstanding stock of MAC for the 6,590,000 NEW SHARES of BCI outlined in paragraph
(1) above.

        (b) items on the due diligence list (attached) shall be provided to MAC and RGB by BCI within 48 hours of signing this agreement.

        (c) On the Closing Date (as hereinafter defined) the Board of Directors of BCI will deliver:

                (i) authorized minutes of the board authorizing this transaction;

                (ii) attorney opinion letter with respect to the tradeability as free trade shares of the FREE TRADE SHARES;

                (iii) all documentation necessary to reflect approval of a
                3.5 to 1 forward split;

                (iv) the corporate records of BCI.

                (v) signed LOCK UP agreements per (3) below.

                (vi) all documentation necessary to reflect cancellation of the Class A and Class B warrants.

        (d) The NEW BCI SHARES shall be issued in certificates in form and substance satisfactory to MAC and RGB.

        3. LOCK UP AGREEMENT: SHAREHOLDERS and RGB hereby agree to a lock up 380,000 and 95,000 of their SHARES respectively according to the attached SCHEDULE A which all parties to this agreement shall approve and sign.

        4. CLOSING DATE; PLACE OF CLOSING;. The CLOSING
DATE shall be 4/26/99.

        The CLOSING DATE can be changed by mutual agreement but in no event shall the CLOSING DATE extend beyond 20 days from the date of signing this agreement. PLACE OF CLOSING shall be the offices of ARTFIELD INVESTMENTS 15301 Ventura Blvd
#300, Sherman Oaks, CA 91403.

        5. DELIVERY OF NEW BCI SHARES. On or before the
CLOSING DATE the BCI and SHAREHOLDERS will have ready for delivery certificates representing the NEW BCI SHARES duly endorsed, together with appropriate stock powers, so as to make
MAC and/or assigns and RGB and or assigns the sole owners thereof, free and clear of all liens, claims, and encumbrances. Delivery to be made at such place as to be determined by parties.

        6. REPRESENTATIONS OF BCI:

                (a) As of the CLOSING DATE, the 7,686,220 shares of BCI common stock to be delivered to MAC and or assigns and RGB and or assigns will constitute duly and validly issued shares of BCI, and are fully paid and nonassessable, and will be legally equivalent in all respects to the common stock issued and outstanding as of the date thereof;

                (b) The officers of BCI have the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

                (c) On the CLOSING DATE or such other date as agreed, management of BCI will deliver to MAC Audited
        Financial Statements as of 5/31/98 and the balance sheet of BCI as of 12/31/98 (the "Year End Financial Statements") and as of 4/19/99 (unaudited) (the "Interim Financial Statements" and, together with the Year End Financial Statements, the "Financial Statements") and the statement of income (loss), stockholders' equity and changes in financial condition for the periods then ended. All statements shall be done to GAAP standards;

                (d) From and after the date hereof there will not have been and prior to the CLOSING DATE there will not be any material adverse changes in the financial position of BCI as set forth in the Financial Statements except changes arising in the ordinary course of business;

                (e)  BCI is not and as of the CLOSING DATE will not
        be involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not reflected in the Financial Statements or otherwise disclosed in
        writing to MAC and to the    knowledge of the Shareholders
        no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against BCI;

                (f) As of the CLOSING DATE, BCI will be in good standing as a Colorado corporation;

                (g) The authorized capital stock of BCI consist of 100,000,000 shares of common stock, no par value and
        10,000,000 shares of preferred stock, no par value. As of the CLOSING BCI will have issued and outstanding 11,000,000
        common shares. BCI has no shares of preferred   stock
        outstanding. No shares have otherwise been registered under state or federal securities laws. As of the CLOSING DATE, all of the issued and outstanding shares of common stock of BCI are validly issued, fully paid and non-assessable and they are not and as of the CLOSING DATE there will not be outstanding any other warrants, options or other agreements on the part of BCI obligating BCI to issue any additional shares of common or preferred stock or any of its securities of any kind;

                (h)  Opinion from legal Counsel of BCI that BCI
        Counsel has acted as counsel in this transaction and has examined all appropriate documentation for the purposes of rendering an opinion that:

                (i) All requisite corporate and other authorizations for the execution of the agreement and performance thereof have been obtained.

                (ii) Except as otherwise disclosed there is no pending threatened litigation or other legal actions, proceedings or investigations.

                (iii) The authorized capital of the stock is as set forth in this Agreement, and all outstanding shares are duly authorized, validly issued and fully paid.

                (iv) The Company has complied with all filing requirements for the Securities and Exchange
                Commission and all NASD filings and that said filings conform to the requirements of the respective agencies.

                (v) That all prior actions of the corporation in connection with filings, have conformed to applicable state and federal law.

                (vi)  Neither the execution and delivery of the
                AGREEMENT nor the consummation of the
                transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of BCI; will violate, conflict with or result in the breach
                or termination of or     otherwise give any contracting
                party the right to terminate or constitute a default under the terms of any agreement or instrument to which BCI is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of BCI,
                will violate any judgement, order,    injunction, decree
                or award against or binding upon BCI or upon its securities, property or business;

        7. REPRESENTATIONS OF MAC. MAC represents and warrants as follows:

                (a) MAC has taken all necessary corporate action to authorize the execution of this AGREEMENT and the transactions contemplated hereunder.

                (b) Neither the execution and delivery of this AGREEMENT nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of MAC; will violate, conflict with
        or result in breach or termination of or    otherwise give any
        contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which MAC is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of MAC, or will violate any judgement, order, injunction, decree or award against or binding upon MAC, or upon its securities, property or business.

                (c) All information supplied to BCI in the Corporate Profile, Business Plan, financial statements, and Proforma of MAC is accurate and reliable information. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

                (d) On the CLOSING DATE or such other date as agreed, management of MAC will deliver to BCI the balance sheet and financial statements of MAC as of 12/31/98, and balance sheet as of 4/19/99. All financials to be prepared according to GAAP standards.

                (e) From and after the date hereof there will not have been and prior to the CLOSING DATE there will not be any material adverse changes in the financial position of MAC assets as set forth in the Balance sheet except changes arising in the ordinary course of business;

                (f) MAC is not and as of the CLOSING DATE will not be involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not disclosed in writing to BCI, and to the knowledge of the Shareholders no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against MAC;

                (g) As of the CLOSING DATE, MAC will be in good standing as a Nevada corporation;

                (h) neither the execution and delivery of the AGREEMENT nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of MAC; will violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which MAC is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of MAC, will violate any judgement, order, injunction, decree or award against or binding upon MAC or upon its securities, property or business;

        8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
BCI: All obligations of BCI and BCI SHAREHOLDERS under this agreement are subject to the fulfillment prior to or as of the closing date, of each of the following conditions:

                (a) The representations and warranties by MAC contained in this agreement or in any certificate or document delivered to BCI pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

                (b) MAC shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing;

                (c) MAC shall have delivered to BCI evidence to the effect that:

                (i) MAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

                (ii) MAC has the corporate power to carry on its business as now being conducted;

                (iii) This Agreement has been duly authorized, executed and delivered by MAC and is a valid and binding obligation of MAC and enforceable in accordance with its terms;

                (iv) MAC through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement;

                (v) Except as referred to herein, MAC knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting MAC; and (b) no unsatisfied judgements against MAC;

                (d) MAC shall have received approval of and consent to the transaction contemplated herein by MAC shareholders owning at least 51% of the outstanding stock of MAC.

                (e) MAC shall have executed Stock Purchase
        Agreements and Warrant Purchase Agreement as attached.

        9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
MAC: All obligations of MAC under this agreement are subject to the fulfillment prior to or as of the closing date, of each of the following conditions:

                (a) The representations and warranties by BCI contained in this agreement or in any certificate or document delivered to MAC pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

                (b) BCI and BCI SHAREHOLDERS shall have
        performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing.

                (c) BCI shall have delivered to MAC an attorney opinion letter and evidence to the effect that:

                (i) BCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado;

                (ii) BCI has the corporate power to carry on its business as now being conducted;

                (iii) This Agreement has been duly authorized, executed and delivered by BCI and is a valid and binding obligation of BCI and enforceable in accordance with its terms;

                (iv) BCI through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement;

                (v) The documents executed and delivered to MAC hereunder are valid and binding in accordance with the terms and vest in MAC all right title and interest in and to the stock of BCI and said stock when issued shall be validly issued, fully paid, and non-assessable;

                (vi) Except as referred to herein, BCI knows of (a) no actions, suits or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting BCI; and (b) no unsatisfied judgements against BCI.

        10. PROHIBITED ACTS. BCI agrees not to do any of the following acts prior to the CLOSING DATE, and the BCI
SHAREHOLDERS agree that prior to the CLOSING DATE they will not request or permit BCI to do any of the following acts:

                (a) Declare or pay any dividends or other distributions on its stock or purchase or redeem any of its stock; or

                (b) Issue any stock or other securities, including any rights or options to purchase or otherwise acquire any of its stock, and shall not issue any notes or other evidences of indebtedness.

        11. INDEMNIFICATION: Within the period in paragraph 13 herein and in accordance with the terms of that paragraph, each party to this agreement, shall indemnify and hold harmless each other party all times after the date of this agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from misrepresentations, breach of covenant of warranty or nonfulfillment of any agreement on the part of such party under this agreement or from any misrepresentations in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this agreement, the defaulting party shall reimburse the other party or parties on demand, for any payment made by said parties at any time after the closing, in respect of any liabilities or claim to which the foregoing indemnity relates.

        12. NATURE AND SURVIVAL OF REPRESENTATIONS:
All representations, warranties and covenants made by any party in this agreement shall survive the closing hereunder for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance solely on the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

        13. RESIGNATIONS AND APPOINTMENT OF OFFICERS
AND DIRECTORS.

                (a) Upon the closing date the officers and directors of BCI shall become:

DIRECTORS: (1) SCOTT L. KELLY and (2) ZAHRA GILAK

PRESIDENT & CEO: SCOTT L. KELLY

SECRETARY: ZAHRA GILAK

TREASURER: ZAHRA GILAK

        14. NOTICES. Any notices which any of the parties hereto may desire to serve upon any of the parties hereto shall be in writing and shall be conclusively deemed to have been received by the parties at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to current BCI management or the BCI SHAREHOLDERS:

Grant W. Peck
7331 S. Meadow Court
Boulder, Colorado 80301

If to MAC management or MAC:

Scott L. Kelly
583 San Mateo Avenue
San Bruno, California 95066

If to RGB:

Robert G. Bryan
3200 White Alder
Sonoma, California 95476

        15. SUCCESSORS. This agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of parties.

        16. CHOICE OF LAW. This AGREEMENT shall be construed and enforced in accordance with the laws of the State of California.

        17. COUNTERPARTS. This AGREEMENT may be signed in one or more counterparts all of which taken together shall constitute an entire agreement.

        18. MISCELLANEOUS:

                (a) Further Assurance: At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect
        title to any property transferred hereunder   or otherwise to
        carry out the intent and purposes of this agreement.

                (b) Waiver: Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

                (c) Time: Time is of the essence.

                (d) Severability: If any part of this agreement is deemed to be unenforceable, the balance of the agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, THE PARTIES HERETO HAVE
EXECUTED THIS AGREEMENT as of the date first above written.

BUFFALO CAPITAL IV, LTD. a Colorado Corporation
By:/s/ Grant Peck, President

M & A WEST, a Nevada Corporation
By:/s/ Scott L. Kelly, CEO

RGB
By:/s/ Robert Bryan

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF
THE SHARES OF BCI)

/s/ GRANT PECK ( 297,200 SHARES   23.59%)

/s/ GARY JOINER ( 297,400 SHARES   23.60%)

/s/ DEAN SESSIONS ( 297,400 SHARES   23.60%)

/s/ MARK DISALVO ( 297,600 SHARES   23.62%)

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF
THE SHARES OF MAC)

/s/ SCOTT KELLY (1,875 SHARES      75%)

SCHEDULE A

SHAREHOLDERS and RGB shall agree to a "lock up" of their respective FREE TRADE SHARES as follows:

SHAREHOLDERS: 440,000 SHARES

                        FREE TRADE
DATE                    SHARES RELEASED                         CUMULATIVE
UPON CLOSING                      60,000                          60,000
30 DAYS AFTER CLOSING             60,000                         120,000
60 DAYS AFTER CLOSING             60,000                         180,000
90 DAYS AFTER CLOSING             60,000                         240,000
120 DAYS AFTER CLOSING            60,000                         300,000
150 DAYS AFTER CLOSING            60,000                         360,000
180 DAYS AFTER CLOSING            80,000                         440,000

RGB: 110,000 SHARES

                        FREE TRADE
DATE                    SHARES RELEASED                         CUMULATIVE
UPON CLOSING                      15,000                          15,000
30 DAYS AFTER CLOSING             15,000                          30,000
60 DAYS AFTER CLOSING             15,000                          45,000
90 DAYS AFTER CLOSING             15,000                          60,000
120 DAYS AFTER CLOSING            15,000                          75,000
150 DAYS AFTER CLOSING            15,000                          90,000
180 DAYS AFTER CLOSING            20,000                         110,000

BUFFALO CAPITAL IV, LTD.
a Colorado Corporation
By: /s/
Grant Peck, President

M & A WEST, INCORPORATED,
a Nevada Corporation
By:/s/ Scott Kelly, CEO


ROBERT G. BRYAN

By:/s/  Robert G. Bryan

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE
SHARES OF BCI)

GRANT PECK (297,200 SHARES   23.59%)

GARY JOINER ( 297,400 SHARES   23.60%)

DEAN SESSIONS ( 297,400 SHARES   23.60%)

MARK DISALVO ( 297,600 SHARES    23.62%)

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF THE
SHARES OF MAC)

SCOTT KELLY (1,875 SHARES     75%)